UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act Of 1934

                                 March 27, 2006
                Date of Report (Date of earliest event reported)

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                           ACURA PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)

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    State of New York                   1-10113               11-0853640
(State of Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                     Identification Number)

                          616 N. North Court, Suite 120
                            Palatine, Illinois 60067
               (Address of principal executive offices) (Zip Code)

                                 (847) 705-7709
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

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Item 8.01  Other Events

      As disclosed in the Registrant's Form 8-K filed with the Commission on January 31, 2006, the Registrant borrowed $750,000 pursuant to a Loan Agreement dated as of January 31, 2006 with various lenders (the "Bridge Lenders"). The Loan Agreement also permitted additional loan advances to the Registrant. On March 27, 2006, the Bridge Lenders extended the Registrant an additional $750,000 in loans, pursuant to the Loan Agreement.

Item 9.01  Financial Statements and Exhibits

Exhibit Number      Description
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99.1                Press Release dated March 27, 2006 Announcing Receipt of
                    Interim Funding


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          ACURA PHARMACEUTICALS, INC.


                          By:  /s/ Peter Clemens
                               Peter A. Clemens
                               Senior Vice President & Chief Financial Officer

Date:    March 27,  2006


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                                  Exhibit Index

Exhibit Number      Description
--------------      -----------

99.1                Press Release dated March 27, 2006 Announcing Receipt of
                    Interim Funding